UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2013

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue , Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 218-2400

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of First West Virginia Bancorp, Inc. (the “Company” or “our”) was held on May 14, 2013 for the purpose of considering and voting on the following:

1.	To elect six directors to the Company’s Board of Directors to serve until the 2014 Annual Meeting of Shareholders;

2.	To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers;

3.	To approve a non-binding advisory proposal on the frequency of future votes on the compensation of the Company’s named executive officers;

4.	To ratify the selection of S. R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the year ended December 31, 2013;

5.	To transact such other business as may lawfully be brought before the meeting.

The total number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 1,718,730 shares of which 1,537,358 shares representing 89.4% were present at the meeting either in person or by proxy. The following is a summary of the final voting results for each proposal presented to our shareholders:

Proposal 1: Our shareholders approved the election of all nominees for director for a period of one (1) year as set forth below:

	Number of Votes For	Number of Votes Withheld	Abstentions	Broker Non-Votes

Nada E. Beneke	1,251,486	3,100	—	282,772
Sylvan J. Dlesk	1,244,457	10,129	—	282,772
Gary W. Glessner	1,252,840	1,746	—	282,772
R. Clark Morton	1,245,828	8,758	—	282,772
William G. Petroplus	1,230,486	24,100	—	282,772
Thomas L. Sable	1,252,840	1,746	—	282,772

Proposal 2: Our shareholders approved the adoption of a non-binding resolution to approve the compensation of the Company’s named executive officers as set forth below:

	Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	1,165,664	24,338	19,628	327,728

Proposal 3: Our shareholders approved the non-binding advisory proposal on the frequency of future votes on the compensation of the Company’s named executive officers as set forth below:

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Total Shares Voted	652,214	32,693	504,508	20,215	327,728

Proposal 4: Our shareholders approved the ratification of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm as set forth below:

	Number of Votes For	Number of Votes Withheld	Abstentions	Broker Non-Votes
Total Shares Voted	1,529,568	3,525	4,265	—

It should be noted that the Company retained a new independent registered public accounting firm prior to the Annual Meeting of Shareholders as disclosed in the 8-K filed on May 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

/s/ S.J. Dlesk
S.J. Dlesk
President and Chief Executive Officer

Date: May 16, 2013